UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2017

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware	32-0498321
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14201 Caliber Drive Suite 300 Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)
(405) 608-6007
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement

As previously reported by Mammoth Energy Services, Inc. (“Mammoth” or the "Company") in its Current Report on Form 8-K filed on May 31, 2017 (the "Prior Report"), Mammoth acquired substantially all of the assets of Chieftain Sand and Proppant, LLC and Chieftain Sand and Proppant Barron, LLC, unrelated third party sellers, on May 26, 2017 (the "Acquisition"). Mammoth hereby amends the Prior Report to provide the audited financial statements, the unaudited interim financial statements and the pro forma financial information required by Item 9.01(a) and (b) of Form 8-K in connection with the Acquisition.

Item 9.01. Financial Statements and Exhibits.

The financial statements and pro forma financial information with respect to the Acquisition required by Item 9.01 of Form 8-K are included in this Report as listed below.

(d)    Exhibits.

Number	Exhibit
23.1	Consent of Independent Auditors with respect to Chieftain Sand and Proppant, LLC.
99.1
Audited consolidated statement of net liabilities in liquidation of Chieftain Sand and Proppant, LLC. and its subsidiaries as of December 31, 2016, the related consolidated statement of changes in net liabilities in liquidation for the period from December 13, 2016 to December 31, 2016, the consolidated balance sheets as of December 12, 2016 and December 31, 2015, and the related consolidated statements of operations, changes in members’ deficit, and cash flows for the period from January 1, 2016 to December 12, 2016 and for each of the years in the two‑year period ended December 31, 2015, and the related notes to the consolidated financial statements.

99.2	Unaudited condensed consolidated financial statements of Chieftain Sand and Proppant, LLC. and its subsidiaries as of and for the three months ended March 31, 2017, including notes thereto.
99.3
Unaudited pro forma condensed consolidated balance sheet as of March 31, 2017, and unaudited pro forma condensed consolidated statement of comprehensive loss for the year ended December 31, 2016 and the three months ended March 31, 2017, including notes thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	August 2, 2017	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary

Number	Exhibit
23.1	Consent of Independent Auditors with respect to Chieftain Sand and Proppant, LLC.
99.1
Audited consolidated statement of net liabilities in liquidation of Chieftain Sand and Proppant, LLC. and its subsidiaries as of December 31, 2016, the related consolidated statement of changes in net liabilities in liquidation for the period from December 13, 2016 to December 31, 2016, the consolidated balance sheets as of December 12, 2016 and December 31, 2015, and the related consolidated statements of operations, changes in members’ deficit, and cash flows for the period from January 1, 2016 to December 12, 2016 and for each of the years in the two‑year period ended December 31, 2015, and the related notes to the consolidated financial statements.

99.2	Unaudited condensed consolidated financial statements of Chieftain Sand and Proppant, LLC. and its subsidiaries as of and for the three months ended March 31, 2017, including notes thereto.
99.3
Unaudited pro forma condensed consolidated balance sheet as of March 31, 2017, and unaudited pro forma condensed consolidated statement of comprehensive loss for the year ended December 31, 2016 and the three months ended March 31, 2017, including notes thereto.